SUPPLEMENT DATED FEBRUARY 9, 2015 TO THE SUMMARY PROSPECTUS OF

MARKET VECTORS ETF TRUST

Dated May 1, 2014, as revised on December 19, 2014

This Supplement updates certain information contained in the above-dated Summary Prospectus for Market Vectors ETF Trust (the “Trust”) regarding the Market Vectors ChinaAMC A-Share ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus free of charge, upon request, by calling toll-free 1.888.MKT.VCTR or by visiting the Van Eck website at www.marketvectorsetfs.com.

The number of Shares in a Creation Unit for the Fund is 50,000. Therefore, all references to the number of Shares comprising a Creation Unit of the Fund should be replaced with “50,000 Shares.”

Please retain this supplement for future reference